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                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
           Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report of VASCO Data Security International, Inc. (the "Company") on Form 10-K for the period ending December 31, 2004 (the "Report"), I, Clifford K. Bown, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     i. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     ii. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Clifford K. Bown
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Clifford K. Bown
Chief Financial Officer

March 29, 2005